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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                December 12, 2001

                         General Growth Properties, Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                        1-11656                       42-1283895
    --------                        -------                       ----------
(State or other                   (Commission                  (I.R.S. Employer
jurisdiction of                   File Number)                  Identification
 incorporation)                                                     Number)


                  110 N. Wacker Drive, Chicago, Illinois 60606

                                 (312) 960-5000
                                 --------------

              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

     General Growth Properties, Inc. (the "Company") is pursuing a potential acquisition involving a multi-billion dollar portfolio of regional shopping centers and other assets located throughout the United States. To date, the owner is still reviewing the Company's proposal. Accordingly, there can be no assurance that the Company and the owner will reach agreement on terms or be able to obtain the requisite consents and satisfy the other conditions precedent to completing such a transaction.

Item 7.  Financial Statements and Exhibits.

     (a), (b) and (c) not applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENERAL GROWTH PROPERTIES, INC.


                                       By: /s/ Bernard Freibaum
                                           ------------------------------------
                                           Bernard Freibaum
                                           Executive Vice President and
                                           Chief Financial Officer

Date:  December 12, 2001